Pilgrim's Pride Corporation

Fiscal 2006
4th Quarter & Year-End Results
November 14, 2006

Cautionary Notes And Forward–Looking Statements

- Statements contained in this presentation that state the intentions, plans, hopes, beliefs, anticipations, expectations or predictions of the future of Pilgrim's Pride Corporation and its management, including any as to changes in pricing, demand and market conditions for chicken products and profitability, are forward-looking statements. It is important to note that the actual results could differ materially from those projected in such forward-looking statements. Factors that could cause actual results to differ materially from those projected in such forward-looking statements include: matters affecting the poultry industry generally, including fluctuations in the commodity prices of feed ingredients, chicken and turkey; additional outbreaks of avian influenza or other diseases, either in our own flocks or elsewhere, affecting our ability to conduct our operations and/or demand for our poultry products; contamination of our products, which has recently and can in the future lead to product liability claims and product recalls; exposure to risks related to product liability, product recalls, property damage and injuries to persons, for which insurance coverage is expensive, limited and potentially inadequate; changes in laws or regulations affecting our operations or the application thereof; competitive factors and pricing pressures or the loss of one or more of our largest customers; currency exchange rate fluctuations, trade barriers, exchange controls, expropriation and other risks associated with foreign operations; management of our cash resources, particularly in light of our leverage, and restrictions imposed by and as a result of, our leverage; and the impact of uncertainties of litigation as well as other risks described under "Risk Factors" in our Annual Report on Form 10-K and subsequent filings with the Securities and Exchange Commission. Pilgrim's Pride Corporation undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.
- We have included certain information regarding our results of operations and components thereof that have been adjusted to exclude the effects of the restructuring of our turkey operations and other related expenses and to exclude recoveries resulting from our vitamin and methionine and other litigation and recall-related insurance, and to exclude taxes related to the repatriation of earnings pursuant to the American Jobs Creation Act and one-time accounting adjustments related to Mexico government-mandated defined benefit plans. We have included this information as we believe that investors may be interested in our results excluding these items as this is how our management analyzes our results from continuing operations.
- "EBITDA" is defined as net income (loss) before interest, income taxes, depreciation and amortization. EBITDA is presented because it is used by us, and we believe it is frequently used by securities analysts, investors and other interested parties, in addition to and not in lieu of Generally Accepted Accounting Principles (GAAP) results, to compare the performance of companies. EBITDA is not a measurement of financial performance under GAAP and should not be considered as an alternative to cash flow from operating activities or as a measure of liquidity or an alternative to net income as indicators of our operating performance or any other measures of performance derived in accordance with GAAP.

Market Supply and Demand Dynamics …

U.S. Chicken Consumption



Convenient products
Health benefits
Economic advantage
CAGR
Chicken +45.2%
+2.2%
Beef (1.8%)
(0.1%)
Pork 0.6%
+0.0%
Turkey (4.0%)
(0.2%)
Per Capita Consumption (in Pounds)
Chicken
Turkey
Pork
Beef

Source: October 2006 National Chicken Council.

Industry Exports



Markets are recovering from H5N1 Avian Influenza disruptions
Cold storage inventories have been worked down
15.2% - 16.0%
% of U.S. Chicken Exported

Source: October 2006 National Chicken Council.

Cold Storage Inventories



1000
900
800
700
600
500
400
J
F
M
A
M
J
J
A
S
O
N
D
2003
2004
2005
2006

Source: USDA, Informa Economics.
Note: Period data for October 2006 – December 2006 projected by Informa

Egg Sets



220
215
210
205
200
195
190
1/7/06
3/18/06
5/27/06
8/5/06
10/14/06

Source: National Agricultural Statistics Service, USDA - Broiler hatchery weekly publication as of 11/8/06.

Industry Response to Challenges in Operating Environment

Weekly Broiler Slaughtered
(y-o-y growth)


15.0%
10.0%
5.0%
–
(5.0%)
(10.0%)
01/07/06 02/25/06 04/15/06 06/03/06 07/22/06 9/9/06 10/28/06

Source: USDA.

Pullets Placed
(3-month rolling average y-o-y growth)


4.6%
5.0%
3.0%
(0.0%)
(2.4%)
0.3%
0.3%
2.2%
(0.6%)
Jan-06 Feb-06 Mar-06 Apr-06 May-06 Jun-06 Jul-06 Aug-06 Sep-06

Source: USDA.

- **Industry production overall was reduced by 4% to 6% and is expected to move margins back above break-even before the end of the fiscal year**
  - In March, Gold Kist announced a 3.25% production cutback to begin the week after Easter – Consumer Conference
  - In May, Pilgrims Pride announced a 3% production cutback to begin in July - Company Earnings Call
  - In May, Sanderson Farms announced a 4.3% reduction in production levels to begin in early July in all of its big bird deboning plants and at its chill pack plant to begin late June – Company Earnings Call
  - In July, Tyson announced a 5% to 6% total cutback, 3% of which had been put in place during July and an additional 2-3% cut to begin in the fall – Company Earnings Call

Additional Action Taken by Pilgrim's Pride

UrnerBarry Market Pricing



Breast Meat
Leg Quarters
Boneless Skinless Breast Meat ($/Lb)
Leg Quarters ($/Lb)
1.8
1.6
1.4
1.2
1
0.4
0.36
0.32
0.28
0.24
0.2
5/1/06
5/15/06
5/29/06
6/12/06
6/26/06
7/10/06
7/24/06
8/7/06
8/21/06
9/4/06
9/18/06
10/2/06
10/16/06
10/30/06

Source: UB Publications, Mid-West Boneless Skinless Breast Meat Tender Out

UB Publications, Mid-West Leg Quarters (Bulk) thru 11/13/06

Corn Near-by Futures
($/Bushel)



4
3.5
3
2.5
2
1.5
1
5/1/06
5/16/06
5/31/06
6/15/06
6/30/06
7/15/06
7/30/06
8/14/06
8/29/06
9/13/06
9/28/06
10/13/06
10/28/06

Source: Chicago Board of Trade Corn Near-by Futures thru 11/13/06

- **Industry dynamics improved in the spring and early summer, but have weakened in recent months**

To better balance supply and demand amid rising costs and lower pricing, on October 29th PPC announced plans to reduce production year-over-year by 5%

Reduction began with egg sets as of October 30th and will take effect with weekly processing by January 1, 2007

Top U.S. Chicken Export Markets

US Exports 2004



Russia, 1,570
Mexico, 431
Hong Kong, 228
Canada, 215
Turkey, 206
All Others, 2,042

% of US Production:	14.04%
% Inc (Dec.) – Exports:	(3.49%)
% Inc. (Dec.) – Domestic:	5.35%

US Exports 2005



Russia, 1,681
Mexico, 522
China, 208
Canada, 230
Taiwan, 174
All Others, 2,388

% of US Production:	14.72%
% Inc (Dec.) – Exports:	8.78%
% Inc. (Dec.) – Domestic:	2.96%

US Exports 2006



Russia, (1) 1,738
Mexico, 521 (2)
China, 427 (3)
Canada, 257
Taiwan, 228 (4)
All Others, 2,123

% of US Production:	15.34%
% Inc (Dec.) – Exports:	6.86%
% Inc. (Dec.) – Domestic:	0.00%

(1) Bans on U.S. imports generally lifted
(2) Bans on U.S. imports generally lifted except for eleven counties in TX
(3) Bans on U.S. imports generally lifted except for CT, RI, NY& PA
(4) Bans on U.S imports generally lifted except for PA

November 2006 Source: USDA & Informa Economics Projections

Pricing a Challenge in Recent Months

Pricing environment during (vs. prior year periods) :

	4th Qtr FY 06*	4th Qtr Ytd*	11/13/06 vs. 09/30/06**
Primary:			
▪ GA Dock ➢	-6.1% to $0.70/lb.	-5.8% to $0.70/lb.	-1.8% to $0.69/lb.
▪ Leg Quarters ➢	-21.1% to $0.36/lb.	-19.7% to $0.29/lb.	0.0% to $0.29/lb.
Other:			
▪ Wings ➢	+14.2% to $0.95/lb.	-7.3% to $0.89/lb.	-14.1% to $0.85/lb.
▪ Breast Meat ➢	-1.6% to $1.39/lb.	-15.8% to $1.21/lb.	-12.4% to $1.06/lb.

(Source: UrnerBarry Publications)

* Pricing reflects averages for the related time periods

** Reflects price change for the period 9/30/06 thru 11/13/06

Feed Ingredient Outlook

- **Grain Market**

FY2006 Actuals:	4th Qtr FY06 Near-by Futures vs. Prior Year Qtr	4th Qtr YTD FY06 Near-by Futures vs. Prior Year YTD
Corn*	+7.6% to $2.42/bushel	+5.9% to $2.32/bushel
Soybean Meal*	-18.6% to $166.20/ton	-4.3% to $175.56/ton

FY2007 Outlook:	2006-2007 Crop Year USDA Projections vs. 4th Qtr YTD FY06	2006-2007 Crop Year 11/13/06 Futures (CBOT) vs. 4th Qtr YTD FY06
Corn*	+29.3% to $3.00/bushel	+47.8% to $3.43/bushel
Soybean Meal*	+1.1% to $177.50/ton	+11.2% to $195.22/ton

* Excludes Freight and Basis Costs delivery costs
** Source data from Chicago Board of Trade ("CBOT")

Feed Ingredient Prices Affected by Speculation

Corn Near-by Futures vs. USDA Projections


$/Bushel
4
3.5
3
2.5
2
1.5
J F M A M J J A S O N D
2005
2006
USDA Projected Range

SBOM Near-by Futures vs. USDA Projections


$/Ton
250.0
225.0
200.0
175.0
150.0
125.0
100.0
J F M A M J J A S O N D
2005
2006
USDA Projected Range

Large Speculative Net Futures & Options Position


Corn
Thousand contracts
350
300
250
200
150
100
50
0
-50
-100
-150
-200
J F M A M J J A S O N D
2005
2006

Increasing Speculative Net Futures & Options Position


Soybean Meal
Thousand contracts
100
50
0
-50
-100
J F M A M J J A S O N D
2005
2006

* Source: CFTC Commitment of Traders Report 11/13/06, Chicago Board of Trade Futures, & USDA

Energy Pricing



Henry Hub Natural Gas Spot Price
% Change yo-y
$/mcf



Retail Diesel Spot Price
% Change y-o-y

Estimated Pricing

4th Qtr 2006	**Natual gas and diesel decline versus prior year 4th quarter**
	Diesel: -6.7%
	Natural Gas: -42.4%
1st Qtr 2007	**Natural Gas and Diesel increase versus prior year 1st quarter**
	Diesel: 4.3%
	Natural Gas: 6.2%
2nd Qtr 2007	**Natural Gas increases, Diesel decreases versus prior year 2nd quarter**
	Diesel: -5.0%
	Natural Gas: 1.6%
3rd Qtr 2007	**Natural Gas increases, Diesel decreases versus prior year 3rd quarter**
	Diesel: -10.0%
	Natural Gas: 12.6%
4th Qtr 2007	**Natural Gas and diesel increase versus prior year 4th quarter**
	Diesel: 2.5%
	Natural Gas: 20.9%

* Source: Energy Information Administration

Earnings per Share

Actuals	FY2006	FY2005	%Change
4th Quarter	$ (0.11)	$ 1.12	-109.8%
Fiscal Year	$ (0.51)	$ 3.98	-112.8%
Adjusted *			
4th Quarter	$ 0.28	$ 1.12	-75.0%
Fiscal Year	$ (0.12)	$ 3.82	-103.1%

*FY2006 4th quarter and fiscal year adjusted to exclude taxes related to the repatriation of earnings pursuant to the American Jobs Creation Act. See Appendices C and D for reconciliation.

FY2005 fiscal year adjusted for a litigation settlement and recoveries on prior year's turkey restructuring charges. See Appendix E for reconciliation.

Results from Operations – 4th Quarter

($ in millions, except per share figures)

	Actual		
	FY2006	FY2005	%Change
EPS	**$ (0.11)**	**$ 1.12**	**-109.8%**
Net Sales	$ 1,338.4	$ 1,482.7	-9.7%
Net (Loss) Income	$ (7.5)	$ 74.7	-110.0%
EBITDA	$ 57.2	$ 159.5	-64.1%

EBITDA Reconciliation			
Net (Loss) Income	$ (7.5)	$ 74.7	
Add:			
Income Tax (Benefit) Expense	19.6	34.6	
Interest expense, net	10.6	10.1	
Depreciation and amortization	35.1	40.7	
Minus:			
Amortization of capitalized financing costs	0.6	0.6	
EBITDA - as reported	$ 57.2	$ 159.5	-64.1%
EBITDA Margin - as reported	4.27%	10.76%	

Results from Operations – 4th Quarter – Continued

($ in millions)

	Actual		
	FY2006	FY2005	%Change
EBITDA Reconciliation			
Net Income	$ (7.5)	$ 74.7	
Add:			
Income Tax Expense	19.6	34.6	
Interest expense, net	10.6	10.1	
Depreciation and amortization	35.1	40.7	
Minus:			
Amortization of capitalized financing costs	0.6	0.6	
EBITDA - as reported	$ 57.2	$ 159.5	-64.1%
EBITDA Margin - as reported	4.27%	10.76%	
Non-recurring Adjusted EBITDA			
Accounting adjustments related to benefit plans	6.4	-	
EBITDA - Adjusted	$ 63.6	$ 159.5	
EBITDA Margin - Adjusted	4.75%	10.76%	

Results from Operations – Fiscal Year

($ in millions, except per share figures)

	Actual		
	FY2006	FY2005	%Change
EPS	$ (0.51)	$ 3.98	-112.8%
Net Sales	$ 5,235.6	$ 5,666.3	-7.6%
Net (Loss) Income	$ (34.2)	$ 265.0	-112.9%
EBITDA	$ 136.8	$ 580.1	-76.4%

EBITDA Reconciliation			
Net (Loss) Income	$ (34.2)	$ 265.0	
Add:			
Income Tax (Benefit) Expense	(2.1)	138.6	
Interest expense, net	40.6	43.9	
Depreciation and amortization	135.1	134.9	
Minus:			
Amortization of capitalized financing costs	2.6	2.3	
EBITDA - as reported	$ 136.8	$ 580.1	-76.4%
EBITDA Margin - as reported	2.61%	10.24%	

Results from Operations – Fiscal Year - Continued

($ in millions)	Actual		
	FY2006	FY2005	% Change
EBITDA Reconciliation			
Net Income	$ (34.2)	$ 265.0	
Add:			
Income Tax Expense	(2.1)	138.6	
Interest expense, net	40.6	43.9	
Depreciation and amortization	135.1	134.9	
Minus:			
Amortization of capitalized financing costs	2.6	2.3	
EBITDA - as reported	$ 136.8	$ 580.1	-76.4%
EBITDA Margin - as reported	2.61%	10.24%	
Non-recurring Adjusted EBITDA			
Turkey Restructuring & Other non-recurring items	-	(17.0)	
Accounting adjustments related to benefit plans	6.4	-	
EBITDA - Adjusted	$ 143.2	$ 563.1	
EBITDA Margin - Adjusted	2.74%	2.53%	

Sales by Segment – Actual

($ in millions)	4th Quarter			Fiscal Year Ended		
	FY2006	FY2005	%Change	FY2006	FY2005	%Change
Chicken:						
United States	$ 1,059.1	$ 1,162.5	-8.9%	$ 4,098.4	$ 4,411.2	-7.1%
Mexico	115.3	101.2	14.0%	418.7	403.4	3.8%
Total Chicken Sales	$ 1,174.4	$ 1,263.7	-7.1%	$ 4,517.1	$ 4,814.6	-6.2%
Total Turkey Sales	$ 36.1	$ 50.2	-28.0%	$ 130.9	$ 204.8	-36.1%
Sale of Other Products:						
United States	$ 125.0	$ 163.6	-23.7%	$ 570.6	$ 626.1	-8.9%
Mexico	2.9	5.2	-43.2%	17.0	20.8	-18.1%
Total Sale of Other Products	$ 127.9	$ 168.8	-24.3%	$ 587.6	$ 646.9	-9.2%
Total Net Sales	$ 1,338.4	$ 1,482.7	-9.7%	$ 5,235.6	$ 5,666.3	-7.6%

Summary Operating Results

($ in millions)

	4th Quarter		Fiscal Year Ended	
	FY2006	FY2005	FY2006	FY2005
Operating Income (Loss):				
Chicken:				
United States	$ 32.6	$ 113.8	$ 28.7	$ 405.7
Mexico	(7.8)	7.9	(18.0)	39.8
Sub Total	$ 24.8	$ 121.7	$ 10.7	$ 445.5
Turkey	0.4	(5.9)	(15.5)	(22.5)
Other Products:				
United States	$ (4.2)	$ 2.9	$ 6.2	$ 8.2
Mexico	0.5	1.1	1.6	4.6
Sub Total	$ (3.7)	$ 4.0	$ 7.8	$ 12.8
GAAP Operating Income	**$ 21.5**	**$ 119.8**	**$ 3.0**	**$ 435.8**
Operating Margin	1.61%	8.08%	0.06%	7.69%

Summary Operating Results - Continued

($ In Millions)	4th Quarter		Fiscal Year Ended	
	FY2006	FY2005	FY2006	FY2005
Operating Income (Loss):				
Chicken:				
United States	$ 32.6	$ 113.8	$ 28.7	$ 405.7
Mexico	(7.8)	7.9	(18.0)	39.8
Sub Total	$ 24.8	$ 121.7	$ 10.7	$ 445.5
Turkey	0.4	(5.9)	(15.5)	(22.5)
Other Products:				
United States	$ (4.2)	$ 2.9	$ 6.2	$ 8.2
Mexico	0.5	1.1	1.6	4.6
Sub Total	$ (3.7)	$ 4.0	$ 7.8	$ 12.8
GAAP Operating Income	**$ 21.5**	**$ 119.8**	**$ 3.0**	**$ 435.8**
Operating Margin	1.61%	8.08%	0.06%	7.69%
Turkey Restructuring	-	-	-	(5.3)
Accounting adjustments related to benefit plans	6.4	-	6.4	-
Adjusted Operating Income	**$ 27.9**	**$ 119.8**	**$ 9.4**	**$ 430.5**
Operating Margin before Turkey Restructuring & Accounting Adjustment	2.08%	8.08%	0.18%	7.60%

Long–Term Debt

($ in thousands)	September 30, 2006				October 1, 2005			
	Final Maturity	Outstanding	Available	Facility Total	Final Maturity	Outstanding	Available	Facility Total
Senior unsecured notes, interest at 9 5/8%	2011	$ 299,601	--	$ 299,601	2011	$ 302,588	--	$ 302,588
Senior unsecured notes, interest at 9 ¼%	2013	82,640	--	82,640	2013	100,000	--	100,000
Note payable to an insurance company at 6.68%	2012	50,115	--	50,115	2012	53,103	--	53,103
Notes payable to an insurance company at LIBOR plus 2.2075%	2013	41,333	--	41,333	2013	54,667	--	54,667
Revolving term/credit facility at LIBOR plus 1.00%	2016	--	535,300	795,000 *	2011	--	500,000	500,000
Mexico revolving credit facility	2011	74,682	--	75,000				
Term Loan	2016	--	--	430,000 *				
Bridge Loan	2016	--	450,000	450,000				
Industrial revenue bond at variable rate	2012	9,500	--	9,500	2012	9,500	--	9,500
Industrial revenue bond at variable rate	2019	4,700	--	4,700	2019	4,700	--	4,700
Other notes payable	VAR	2,627	--	2,627	VAR	2,908	--	2,908
		565,198	$ 985,300	$ 2,240,516		527,466	$ 500,000	$ 1,027,466
Less current maturities		10,322				8,603		
Total Long-term debt		$ 554,876				$ 518,863		

*These credit facilities will be fully available to the Company as identified collateral is fully pledged to collateralized loans.

Other Credit Facilities

($ in thousands)	September 30, 2006				October 1, 2005			
	Final Maturity	Outstanding	Available	Facility Total	Final Maturity	Outstanding	Available	Facility Total
Domestic Revolving Credit Facility at LIBOR plus 0.875%	2009	$ -	$ 126,645	$ 150,000	2009	$ -	$ 115,782	$ 150,000
Domestic Revolving Credit Facility at LIBOR plus 1.00%					2011	-	18,000	18,000
Total Revolving Credit Facilities		$ -	$ 126,645	$ 150,000		$ -	$ 133,782	$ 168,000
Total Debt		$ 565,198	$ 1,111,945	$ 2,390,516		$ 527,466	$ 633,782	$ 1,195,466
Receivables Purchase Agreement	2008	$ -	$ 125,000	$ 125,000	2008	$ -	$ 125,000	$ 125,000
Total Debt and Receivable Purchase Facilities		$ 565,198	$ 1,236,945	$ 2,515,516		$ 527,466	$ 758,782	$ 1,320,466

Capital Expenditures



($ in millions)
160
140
120
100
80
60
40
20
0
Maintenance/Other
Expansion/Efficiency
$26.4
$14.7
$11.7
$42.6
$20.7
$21.9
$79.6
$33.4
$46.2
$116.6
$46.9
$69.7
$143.9
$64.1
$79.8
4Q FY05
4Q FY06
FY 2004
FY 2005
FY 2006

* See Appendix H

Summary Credit Ratios & Other Information

	FY2005	4Q FY05	4Q FY06	FY2006
EBITDA / Interest Expense (*)	13.20x	15.84x	5.41x	3.37x
Adj. EBITDA / Interest Exp. (**)	12.82x	15.84x	6.01x	3.53x
Total Debt / EBITDA	0.91x	-	-	4.13x
Net Debt / EBITDA	0.68x	-	-	2.99x
Total Debt / Total Capital	30.1%	-	-	33.6%
Net Debt / Total Capital	24.4%	-	-	26.8%
Net Worth (millions)	$1,223.6	-	-	$1,117.3
Book Value/Common Share	$18.38	-	-	$16.72

(*) See Appendices F & G for reconciliation of EBITDA used in this calculation.

(**) See Appendices F & G for reconciliation of Adjusted EBITDA used in this calculation.

Summary Credit Ratios & Other Information – Continued

FY2005 and FY2006 EBITDA Reconciliations

	FY2005	FY2006	Q4 FY2006
Net Income	$ 264,979	$ (34,232)	$ (7,483)
Add:			
Income Tax Expense	138,544	(2,085)	19,601
Interest expense, net	43,932	40,553	10,579
Depreciation and amortization	134,944	135,133	35,082
Minus:			
Amortization of capitalized financing costs	2,321	2,606	572
EBITDA	$ 580,078	$ 136,763	$ 57,207
Adjustments:			
Turkey Restructuring	(5,277)	-	-
Vitamin, Methionine and other Litigation Settlements	(11,680)	-	-
Accounting adjustments related to benefit plans	-	6,405	6,405
Adjusted EBITDA	$ 563,121	$ 143,168	$ 63,612

Debt net of Cash Reconciliation

	FY2005	FY2006
Total Debt	$ 527,466	$ 165,198
Less Cash	132,567	156,404
Net Debt	$ 394,899	$ 8,794

*For Fiscal Year Reconciliations see Appendices F & G

Reconciliation of Non-GAAP Measures and Other Computations

Appendix A
Chicken Sales – Actual

($ in millions)	4th Quarter			Fiscal Year		
	FY2006	FY2005	%Change	FY2006	FY2005	%Change
Prepared Foods:						
Foodservice	$ 408.8	$ 405.6	0.8%	$ 1,567.3	$ 1,622.9	-3.4%
Retail	79.4	77.0	3.2%	308.5	283.4	8.9%
Total Prepared Foods	488.2	482.6	1.2%	1,875.8	1,906.3	-1.6%
Fresh Chicken						
Foodservice	352.0	401.0	-12.2%	1,388.4	1,509.2	-8.0%
Retail	127.3	158.4	-19.7%	496.6	612.1	-18.9%
Total Fresh Chicken	479.3	559.4	-14.3%	1,885.0	2,121.3	-11.1%
Export and Other						
Prepared Foods	15.8	14.0	12.8%	64.3	59.5	8.2%
Chicken	72.0	104.1	-30.8%	257.8	303.1	-15.0%
Total Export	87.8	118.1	-25.7%	322.1	362.6	-11.2%
Other Chicken By Products	3.8	2.4	55.4%	15.5	21.0	-26.7%
Total Export and Other	91.6	120.5	-24.0%	337.6	383.7	-12.0%
Total U.S. Chicken	1,059.1	1,162.5	-8.9%	4,098.4	4,411.2	-7.1%
Total Mexico Chicken	115.3	101.2	14.0%	418.7	403.4	3.8%
Total Chicken Sales	$ 1,174.4	$ 1,263.7	-7.1%	$ 4,517.1	$ 4,814.6	-6.2%

Appendix B
Turkey Sales – Actual

($ in millions)	4th Quarter			Fiscal Year		
	FY2006	FY2005	%Change	FY2006	FY2005	%Change
Prepared Foods:						
Foodservice	$ 0.5	$ 7.9	-93.7%	$ 21.0	$ 61.2	-65.6%
Retail	0.3	10.6	-96.9%	13.0	37.7	-65.6%
Total Prepared Foods	0.8	18.5	-95.5%	34.0	98.9	-65.6%
Fresh Turkey						
Foodservice	4.3	3.8	10.1%	9.2	12.7	-27.4%
Retail	29.5	26.2	13.0%	84.0	88.1	-4.6%
Total Fresh Turkey	33.8	30.0	12.6%	93.2	100.8	-7.5%
Export and Other						
Prepared Foods	0.0	0.1	-73.8%	0.2	1.0	-77.9%
Turkey Other	1.3	1.3	3.4%	2.6	3.3	-20.2%
Total Export	1.3	1.4	-4.8%	2.9	4.3	-33.4%
Other Turkey By Products	0.2	0.3	-28.3%	0.8	0.8	-10.4%
Total Export and Other	1.5	1.7	-8.6%	3.7	5.2	-29.4%
Total Turkey Sales	$ 36.1	$ 50.2	-28.0%	$ 130.9	$ 204.8	-36.1%

PILGRIM'S PRIDE 1946 60 YEARS 2006

Appendix C
Reconciliation – 4th Qtr. FY2006 Adjusted Earnings Per Share

($ in thousands except per share figures)

	With repatriation tax effects		Remove repatriation tax effects		Without repatriation tax effects	
Net Sales	$	1,338,398	$	-	$	1,338,398
Costs and Expenses:						
Cost of sales		1,239,095		-		1,239,095
Selling, general and administrative		77,826		-		77,826
	$	1,316,921	$	-	$	1,316,921
Operating income	$	21,477	$	-	$	21,477
Other Expense (Income):						
Interest expense, net	$	10,579	$	-	$	10,579
Foreign exchange gain		(868)		-		(868)
Miscellaneous, net		(352)		-		(352)
	$	9,359	$	-	$	9,359
Income before income taxes		12,118		-		12,118
Income tax expense		19,601		(25,786)		(6,185)
Net income	$	(7,483)	$	25,786	$	18,303
Net income per common share – basic and diluted		($0.11)		$0.39		$0.28
Weighted average shares outstanding		66,555,733		66,555,733		66,555,733

Appendix D

Reconciliation – FY2006 Adjusted Earnings Per Share

($ in thousands except per share figures)

	With repatriation tax effects		Remove repatriation tax effects		Without repatriation tax effects	
Net Sales	$	5,235,565	$	-	$	5,235,565
Costs and Expenses:						
Cost of sales		4,937,965		-		4,937,965
Selling, general and administrative		294,598		-		294,598
	$	5,232,563	$	-	$	5,232,563
Operating income	$	3,002	$	-	$	3,002
Other Expense (Income):						
Interest expense, net	$	40,553	$	-	$	40,553
Foreign exchange gain		144		-		144
Miscellaneous, net		(1,378)		-		(1,378)
	$	39,319	$	-	$	39,319
Income before income taxes		(36,317)		-		(36,317)
Income tax expense		(2,085)		(25,786)		(27,871)
Net income	$	(34,232)	$	25,786	$	(8,446)
Net income per common share – basic and diluted		($0.51)		$0.39		($0.12)
Weighted average shares outstanding		66,555,733		66,555,733		66,555,733

Appendix E
Reconciliation – FY2005 Adjusted Earnings Per Share

($ in thousands except per share figures)

	With turkey restructuring & other non-recurring items		Remove turkey restructuring & other non-recurring items		Without turkey restructuring & other non-recurring items	
Net Sales	$	5,666,275	$	-	$	5,666,275
Costs and Expenses:						
Cost of sales		4,921,076		5,277		4,926,353
Selling, general and administrative		309,387		-		309,387
	$	5,230,463	$	5,277	$	5,235,740
Operating income	$	435,812	$	(5,277)	$	430,535
Other Expense (Income):						
Interest expense, net	$	43,932	$	-	$	43,932
Foreign exchange gain		(474)		-		(474)
Miscellaneous, net		(11,169)		11,680		511
	$	32,289	$	11,680	$	43,969
Income before income taxes		403,523		(16,957)		386,566
Income tax expense		138,544		(6,149)		132,395
Net income	$	264,979	$	(10,808)	$	254,171
Net income per common share – basic and diluted		$3.98		($0.16)		$3.82
Weighted average shares outstanding		66,555,733		66,555,733		66,555,733

Appendix F
Reconciliation – FY2006 EBITDA

	1Q2006 Actual	2Q2006 Actual	3Q2006 Actual	4Q2006 Actual	Fiscal Year
Net Income (Loss)	$ 25,678	$ (31,954)	$ (20,473)	$ (7,483)	$ (34,232)
Add:					
Income Tax Expense (benefit)	10,962	(15,147)	(17,501)	9,354	(2,085)
Interest expense, net	8,448	10,057	11,468	10,580	40,553
Depreciation and amortization	30,348	34,744	34,960	35,082	135,133
Minus:					
Amortization of capitalized financing costs	581	976	477	572	2,606
EBITDA	$74,855	($3,276)	$7,977	$ 57,207	$ 136,763
Adjustments:					
Accounting adjustments related to benefit plans	-	-	-	6,405	6,405
Adjusted EBITDA	$74,855	($3,276)	$7,977	$63,612	$143,168

Appendix G
Reconciliation – Adjusted FY2005 EBITDA

	1Q2005 Actual	2Q2005 Actual	3Q2005 Actual	4Q2005 Actual	Fiscal Year
Net Income	$ 48,509	$ 56,389	$ 85,352	$ 74,729	$ 264,979
Add:					
Income Tax Expense (benefit)	31,400	34,204	38,324	34,616	138,544
Interest expense, net	12,224	9,318	12,322	10,068	43,932
Depreciation and amortization	30,065	33,777	30,421	40,681	134,944
Minus:					
Amortization of capitalized financing costs	570	580	590	581	2,321
EBITDA	$121,628	$133,108	$165,829	$159,513	$580,078
Adjustments:					
Turkey Restructuring	-	(4,440)	(837)	-	(5,277)
Vitamin, Methionine and other Litigation Settlements	-	(11,680)	-	-	(11,680)
Adjusted EBITDA	$121,628	$116,988	$164,992	$159,513	$563,121

Appendix H
Reconciliation – FY2006 Capital Expenditures

	1Q2006 Actual	2Q2006 Actual	3Q2006 Actual	4Q2006 Actual	Fiscal Year
Maintenance/Other	$ 27.0	$ 15.5	$ 15.4	$ 21.9	$ 79.8
Efficiency/Expansion	16.8	15.2	11.4	20.7	64.1
Total Capital Expenditures	$ 43.8	$ 30.7	$ 26.8	$ 42.5	$ 143.8